UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2010

Electronic Game Card, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-25843	87-0570975
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5405 Alton Parkway, Suite A-353, Irvine, CA 92604

(Address of principal executive offices)

Registrant's telephone number, including area code: 866-924-2924

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Resignation of Directors.

On January 25, 2010, Anna Houssels, a director and the executive vice president of sales of Electronic Game Card, Inc. (“EGCI”), submitted to the Board of Directors (the “Board”) a notice of intent to resign as a director.  Ms. Houssels was also a member of the Compensation Committee of EGCI’s Board of Directors.  Ms. Houssels formally resigned from the Board on February 11, 2010.  Pursuant to Article III, Section 3.13 of EGCI’s by-laws, Ms. Houssels’s resignation became effective on February 21, 2010.  EGCI believes that the disagreement that led to Ms. Houssels’s resignation relates to her dissatisfaction with what Ms. Houssels perceived as EGCI’s lack of responsiveness to her requests for documentation and clarification of certain issues related to various corporate transactions.  Ms. Houssels’s resignation letter is attached hereto as Exhibit 17.1.

By letter dated February 25, 2010, Lee Cole submitted his resignation as a member of the Board of EGCI.  Mr. Cole was a member of the Audit Committee and the Compensation Committee of EGCI’s Board.  Pursuant to Article III, Section 3.13 of EGCI’s by-laws, Mr. Cole’s resignation became effective on March 8, 2010.  A copy of Mr. Cole’s resignation letter is attached hereto as Exhibit 17.2.

EGCI believes that the disagreement that led to Mr. Cole’s resignation related to his dissatisfaction with the way the EGCI’s U.S. operations were being run.  EGCI is investigating the claims Mr. Cole makes in his resignation letter.  Until such time as EGCI completes the preparation of its audited financial statements for the year ended December 31, 2009 and resolves the issues related to the withdrawal of its independent accountants’ audit opinions for the years ended December 31, 2006, 2007 and 2008, EGCI cannot confirm the accuracy of the financial information Mr. Cole asserts in his letter.

(b)  Departure of Executive Officers.

On January 25, 2010, Anna Houssels submitted to the Board a notice of intent to resign from her position as executive vice president of sales of EGCI because she believed that EGCI was in breach of the terms of her employment agreement.  Ms. Houssels and EGCI are negotiating the terms of her severance arrangements.  Those terms have not been finalized.

On March 25, 2010, Linden Boyne confirmed his previously expressed intention to resign as EGCI’s Interim Chief Financial Officer and Secretary.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2010, the Board amended Article III, Section 3.07 of EGCI’s by-laws to provide that notice of any special meeting of the Board shall be given on 48 hours written notice rather than 10 days written notice.  This amendment was effective immediately.

Item 8.01 Other Events.

On April 8, 2010, EGCI issued a press release, which is attached hereto as Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report.

	17.1	Notice of Intent to Resign from Anna Houssels
	17.2	Notice of Resignation from Lee Cole
	99.1	Press Release dated April 8, 2010

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Electronic Game Card, Inc.

By:	/s/ Kevin Donovan
Title: Chief Executive Officer

April 8, 2010

Exhibit Index

Exhibit
Number	Exhibit Title or Description

17.1	Notice of Intent to Resign from Anna Houssels
17.2	Notice of Resignation from Lee Cole
99.1	Press Release dated April 8, 2010